Exhibit 99.1

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[LOGO]

TEPPCO Partners, L.P.

Wachovia Securities

Pipeline Conference and Symposium

December 6, 2005

Forward-looking Statements

•                              The material and information furnished in this presentation contains forward-looking statements within the meaning of certain provisions of the Federal Securities Laws.  Forward-looking statements include projections, estimates, forecasts, plans, opportunities, strategies and objectives and are based on assumptions, uncertainties and risk analysis.  Although TEPPCO believes that all such statements contained in this presentation are based on reasonable assumptions and analysis, there are numerous variables of an unpredictable nature or outside of TEPPCO’s control that will impact and drive TEPPCO’s future results and the value of its units. All forward-looking statements made in this presentation are qualified by these cautionary statements and no assurance can be given that future actual results and the value of TEPPCO Partners, L.P.’s securities will not differ materially from those contained in the forward-looking statements expressed in this presentation. The receiver of this presentation must assess and bear the risk as to the value and importance he or she places on any forward-looking statements contained in this presentation.  See TEPPCO Partners, L.P.’s filings with the SEC for additional discussion of factors, risks and uncertainties that could cause actual results to differ from our expectations reflected in such forward-looking statements.

TEPPCO Partners, L.P.

•                  General Partner purchased by EPCO, Inc. from Duke Energy Field Services in February 2005

•                  TEPPCO’s management and business strategy unchanged

•                  TPP and EPD operate separately with appropriate governance structures

•                  Separate and independent boards of directors

•                  No sharing of sensitive commercial information

[CHART]

•                  One of the oldest energy Publicly Traded Partnerships

•                  Formed in 1990 with headquarters in Houston, Texas

•                  Provides transportation and storage services to petroleum and natural gas industry, with >90% fee-based revenues

[GRAPHIC]

Volume Growth & Diversification

[CHART]

Consistent EBITDA Growth

[CHART]

* Midpoint of expected ranges

Note:

EBITDA = Operating Income + D&A + Equity EBITDA + Other Income, net

Consistent Distribution Growth

13 consecutive years of increased distributions

[CHART]

TEPPCO Corporate Strategy

Our Goal: To grow sustainable cash flow and distributions

•                  Focus on internal growth prospects

•                  Increase pipeline system and terminal throughput

•                  Expand/upgrade existing assets and services

•                  Construct new pipelines, terminals and facilities

•                  Target accretive acquisitions that provide attractive growth potential

•                  Operate in a safe, efficient and environmentally responsible manner

•                  Continue track record of consistent annual distribution growth

TEPPCO’s Three Business Segments

[GRAPHIC]

Upstream

Crude oil gathering, transportation, storage and marketing

[GRAPHIC]

Midstream

Natural gas gathering and NGL transportation and fractionation

[GRAPHIC]

Downstream

Refined products, LPG, and petrochemical transportation, storage and terminaling

Upstream Strategy

•                  Strengthen market position around existing asset base

•                  Focus activity in West Texas, South Texas and Red River areas

•                  Align Seaway with key refiners and suppliers

•                  Increase margins by expanding services and reducing costs

•                  Realize potential of new investments

•                  Cushing storage acquisition and Seaway Texas City tanks

•                  South Texas pipeline acquisition and West Texas growth projects

•                  Pursue strategic acquisitions to complement existing assets

•                  Continue selective, disciplined approach

[GRAPHIC]

Upstream EBITDA Contribution

[CHART]

* Midpoint of expected range

•                  Strong Seaway performance and improved volumes in South and West Texas

•                  Recent Cushing storage acquisition contributing to margin growth

•                  2004 results include benefits from favorable inventory settlements

Downstream Strategy

•                  Utilize TEPPCO and Centennial Pipeline systems to serve Midwest supply shortfall

•                  Pursue growth of TEPPCO/Centennial market share:

•                  Expand deliveries to existing markets and develop new markets

•                  Pursue growth of LPG market share

•                  Capacity expansions and operating performance improve TEPPCO’s competitive position

•                  Pursue acquisitions both adjacent to and outside TEPPCO system

•                  Enhance refined products and petrochemical storage business

[GRAPHIC]

Downstream EBITDA Contribution

[CHART]

*                           Excludes $19 million Pennzoil settlement

**                    Midpoint of expected range

•                  Hurricanes impacted 3rd and 4th quarters 2005

•                  Pipeline integrity costs decreased from 2004

•                  Centennial Pipeline provides capacity for long-term earnings growth

•                  Recent acquisitions and investments provide growth opportunities

Midwest Refined Products Supply

PADD III Production Expected To Continue To Support PADD II Demand Shortfall

[GRAPHIC]

Texas Genco Acquisition

•                              Completed acquisition from Texas Genco in July for $62 MM

•                        Approximately 90 miles of pipeline

•                        Over 5.5 million barrels of oil storage capacity

•                              Assets provide significant upgrade to existing infrastructure in key supply area

•                        Integrated 18” pipeline from Texas City increases supply capacity for TEPPCO’s mainline business

•                              Assets capable of providing connectivity to major exchange locations and areas of expected growth in Houston market

•                        Magellan, Kinder Morgan, and Shell terminals

•                        North Houston terminal strategically located in market with growth potential

•                        Storage capacity available for incremental lease opportunities

•                              Opportunity to utilize existing pipelines idled by Genco acquisition in alternative services

•                        Houston Ship Channel and Texas City pipelines provide attractive business opportunities

[GRAPHIC]

Midstream Strategy

•                              Strong portfolio of high quality assets in prolific natural gas producing basins

•                        Assets positioned in active areas important to future domestic gas supply

•                              Realize full potential of existing assets

•                        Increase throughput on Jonah, Val Verde and NGL systems

•                        Expand capacity to support reserves and production growth

•                              Pursue acquisitions providing long-lived, fee-based cash flows

[GRAPHIC]

Midstream EBITDA Contribution

[CHART]

* Midpoint of expected range

•                              Jonah growth continues in 2005 with increased volumes from 2004 compression project and completion of Phase IV expansion

•                              NGL volume increases in Chaparral and Panola systems

•                              Full year of Val Verde connections to new gas production

Val Verde Gas Gathering System

•                              One of the largest Coal Bed Methane gas gathering and treating facilities in San Juan Basin

•                        Fee based services with long-term reserves dedications

•                        1 BCF/day gathering capacity

•                              New connections to adjacent systems have partially offset impact of lower CBM infill drilling results

•                        Black Hills (conventional) and Red Cedar (CBM) connections provide access to additional gas reserves

•                              Existing capacity and asset quality provides platform for additional gas production and enhanced services

[CHART]

Jonah Gas Gathering System

•                              Serves one of the most prolific onshore natural gas basins in North America

•                        Provides fee-based services with long- term reserves dedications

•                        Throughput more than doubled since TEPPCO purchase in 2001, with 3Q 2005 volumes averaging 1.15 BCF/day

•                              Recent level of drilling activity expected to continue

•                        30 active rigs

•                        Limited year-round drilling approved for Pinedale field

•                        Evaluating future expansion opportunities

[CHART]

Jonah System Phase IV Expansion Project

•                              Phase IV expansion increases Jonah system capacity to 1.5 BCF/day

•                              46 miles of new 20”– 24” pipeline between Paradise and Bird Canyon stations

•                              Incremental 33,300 horsepower of compression

•                              Total capital investment:  $115 million

•                       Pipeline installation complete

•                       Bird Canyon and Falcon units operational

•                       Paradise compressors expected to be on-line in early 2006

[GRAPHIC]

Diversified Organic Growth

[GRAPHIC]

Strategically positioned asset base provides accretive organic growth projects in each segment

Balance Sheet

($ in Millions)

	9/30/05
Debt (1)	$1,548

Equity	$1,238

Total Capitalization	$2,786

Debt(1)/Total Capitalization	56	%(2)

Debt(1)/LTM EBITDA	4.1	(3)

% Fixed Debt(1)	57	%(4)

Notes:

(1)               Net of a $34.8 million ($33.5 million related to fixed debt) adjustment to carrying value associated with hedges of fair value

(2)               GAAP reported Debt/Total Capitalization = 56%

(3)               GAAP reported Debt/LTM Net income = 9.9

(4)               GAAP reported % Fixed Debt = 58%

Debt Outstanding

September 30, 2005

		Ratings
Description	Maturity	Moody’s(1)/ S&P(2)	Amount
			($ in thousands)
Revolving Credit Facility	10/21/2009	—	$460,500	(3)
6.45% TE Products Senior Notes	1/15/2008	Baa3/BBB-	179,929
7.625% Senior Notes	2/15/2012	Baa3/BBB-	498,604	(4)
6.125% Senior Notes	2/1/2013	Baa3/BBB-	198,952
7.51% TE Products Senior Notes	1/15/2028	Baa3/BBB-	210,000	(5)
Total Borrowings			$1,547,985
Adjustment to carrying value associated with hedges to fair value			34,832
Total GAAP reported Debt			$1,582,817

Notes:

(1)               Moody’s Investor Service

(2)               Standard & Poor’s

(3)               Credit facility size is $600 million; interest rate based on a floating LIBOR interest rate

(4)               Amount excludes $33.5 million adjustment to the carrying value associated with a terminated fair value hedge

(5)               Amount has been swapped to a floating LIBOR interest rate, and excludes $1.3 million related to current market value of fair value hedge

Amended Revolving Credit Facility

•                              Planned completion by mid-December 2005

•                              Increase size by $100 million to $700 million

•                              Extend maturity to December 2010 from October 2009

•                              Decrease borrowing rates by 27.5 basis points based on amount of debt outstanding

2005 Outlook

•                              Expected 2005 EBITDA in range of $370 MM to $385 MM

•                        Hurricanes impacted 3rd and 4th quarters 2005

•                        Continued revenue growth across all business segments

•                              Key factors impacting 2005 performance include:

•                        Continuation of upstream performance trend

•                        Refined products supply and demand

•                        Demand for LPG volumes in Midwest and Northeast markets

•                        Continued strong Jonah and Pinedale drilling activity

•                        Pace of Val Verde infill development

•                        Moderation of compliance costs

•                        Costs associated with transition from DEFS

Positioned for Growth Across All Segments

•                              Upstream

•                        Assets in place to serve producers/refiners in Gulf Coast, Mid-Continent and Midwest; access to onshore, OCS and foreign crude

•                              Midstream

•                        Attractive assets in key gas producing regions (Green River and San Juan Basins)

•                        NGL assets linking key supply points to Gulf Coast refining and petrochemical grid

•                              Downstream

•                        Capacity in place to serve growing needs of Midwest and Northeast markets; improved Gulf Coast infrastructure

•                              Substantial organic growth opportunities, disciplined approach to acquisitions, experienced management, service-oriented personnel, effective governance structure and processes

[LOGO]

NYSE: TPP

www.teppco.com

Reconciliation of Non-GAAP Measures

($ in Millions)

		LTM
	2005E(1)	9/30/05	2004	2003	2002	2001	2000
EBITDA
Net Income	163	160	142	126	118	109	77
Interest Expense-Net	82	79	72	84	66	62	45
Depreciation & Amortization (D&A)	109	111	113	101	86	46	36
TEPPCO Pro-rata
Percentage of Joint Venture	24	24	22	20	12	9	3
Interest Expense and D&A
Total EBITDA	378	374	349	331	282	226	161

Note:

(1)               10/26/05 earnings release indicated a 2005E EBITDA range of $370 -$385 million

($ in Millions)

	2005E(1)
	Downstream	Midstream	Upstream	TOTAL
EBITDA
Operating Income	86	107	28	221
Depreciation & Amortization (D&A)	39	53	17	109
Other - Net	1	—	—	1
Equity Earnings	0	—	23	23
TEPPCO Pro-rata
Percentage of Joint Venture
Interest Expense and D&A	17	—	7	24
Total EBITDA	143	160	75	378

Note:

(1)               10/26/05 earnings release indicated a 2005E EBITDA range of $370 -$385 million

($ in Millions)

	2004
	Downstream	Midstream	Upstream	TOTAL
EBITDA
Operating Income	71	83	33	187
Depreciation & Amortization (D&A)	43	57	13	113
Other - Net	1	—	—	1
Equity Earnings (Losses)	(3)	—	29	26
TEPPCO Pro-rata
Percentage of Joint Venture
Interest Expense and D&A	15	—	7	22
Total EBITDA	127	140	82	349

($ in Millions)

	2003
	Downstream	Midstream	Upstream	TOTAL
EBITDA
Operating Income	84	80	28	192
Depreciation & Amortization (D&A)	32	58	11	101
Other - Net	0	—	1	1
Equity Earnings	(4)	—	21	17
TEPPCO Pro-rata
Percentage of Joint Venture
Interest Expense and D&A	13	—	7	20
Total EBITDA	125	138	68	331

($ in Millions)

	2002
	Downstream	Midstream	Upstream	TOTAL
EBITDA
Operating Income	83	61	26	170
Depreciation & Amortization (D&A)	31	44	11	86
Other - Net	1	—	1	2
Equity Earnings	(7)	—	19	12
TEPPCO Pro-rata
Percentage of Joint Venture
Interest Expense and D&A	5	—	7	12
Total EBITDA	113	105	64	282

($ in Millions)

	2001
	Downstream	Midstream	Upstream	TOTAL
EBITDA
Operating Income	117	17	18	152
Depreciation & Amortization (D&A)	27	10	9	46
Other - Net	1	—	1	2
Equity Earnings	(2)	—	19	17
TEPPCO Pro-rata
Percentage of Joint Venture
Interest Expense and D&A	1	—	8	9
Total EBITDA	144	27	55	226

($ in Millions)

	2000
	Downstream	Midstream	Upstream	TOTAL
EBITDA
Operating Income	85	9	15	109
Depreciation & Amortization (D&A)	26	4	6	36
Other - Net	1	—	—	1
Equity Earnings	—	—	12	12
TEPPCO Pro-rata
Percentage of Joint Venture
Interest Expense and D&A	—	—	3	3
Total EBITDA	112	13	36	161